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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report:  July 17, 1998
                       (Date of earliest event reported)


                                AUTOZONE, INC.
            (exact name of registrant as specified in its charter)

             NEVADA                          COMMISSION FILE:                         62-1482048
  (State or other jurisdiction                    1-10714                (I.R.S. Employer Identification No.)
       of incorporation or
          organization)
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                            123 SOUTH FRONT STREET
                           MEMPHIS, TENNESSEE  38103
         (Address of Principal executive offices, including zip code)



                                (901) 495-6500
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On July 6, 1998, AutoZone, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3
(File No. 333-58565) (the "Registration Statement"), as amended by Amendment No.
1 to the Registration Statement filed with the Commission on July 10, 1998, relating to the registration under the Securities Act of 1933, as amended, of up to $400,000,000 aggregate offering price of debt securities, preferred stock, common stock, debt warrants, equity warrants and/or units of the Company, which Registration Statement was declared effective on July 15, 1998.

     In connection with the Registration Statement, the Company entered into (i) a purchase agreement (the "Purchase Agreement") and related terms agreement (the
"Terms Agreement") by and among the Company, Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and
Lehman Brothers Inc. on July 17, 1998 with respect to the Company's 6 1/2%
Debentures due July 15, 2008 (the "Debentures") and (ii) a senior indenture (the
"Senior Indenture") between the Company and The First National Bank of Chicago dated as of July 22, 1998. Each of the Purchase Agreement, the Terms Agreement, the Senior Indenture and a related form of global debenture is filed herewith as an Exhibit and incorporated herein by this reference.

                                 *  *  *  *  *
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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.


Exhibit
  No.                                 Description
-------                               -----------
1.1            Purchase Agreement, dated July 17, 1998, by and among the
               Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated,
               Donaldson, Lufkin & Jenrette Securities Corporation and Lehman
               Brothers Inc.

1.2            Terms Agreement, dated July 17, 1998, by and among the Company,
               Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson,
               Lufkin & Jenrette Securities Corporation and Lehman Brothers Inc.

4.1 Senior Indenture, dated as of July 22, 1998, between the Company and The First National Bank of Chicago

4.2            Form of Global Debenture
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

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AUTOZONE, INC.



Date:  July 17, 1998                   By  /s/ HARRY L. GOLDSMITH
                                           -------------------------
                                           Name:   Harry L. Goldsmith
                                           Title:  Senior Vice President,
                                                   Secretary and General Counsel

                                 EXHIBIT INDEX


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
                                                                             Sequentially
Exhibit                                                                        Numbered
  No.                 Description                                               Page
-------               -----------                                            ------------
1.1                   Purchase Agreement, dated July 17, 1998,
                      by and among the Company, Merrill Lynch,
                      Pierce, Fenner & Smith Incorporated,
                      Donaldson, Lufkin & Jenrette Securities
                      Corporation and Lehman Brothers Inc.

1.2 Terms Agreement, dated July 17, 1998, by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and Lehman Brothers Inc.

4.1                   Senior Indenture, dated as of July 22,
                      1998, between the Company and The First
                      National Bank of Chicago

4.2                   Form of Global Debenture
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